UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

ALKAMI TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware     001-40321     45-3060776
(State or Other Jurisdiction of Incorporation) (Commission File Number)     (I.R.S. Employer Identification Number)

5601 Granite Parkway, Suite 120, Plano, TX 75024
(Address of Principal Executive Offices) (Zip Code)
(877) 725-5264
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2024, Alkami Technology, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On October 30, 2024, the Company posted an investor presentation to its website at www.alkami.com (the “Investor Presentation”). A copy of the Investor Presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.2, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Earnings Press Release, dated October 30, 2024
99.2	Investor Presentation, dated October 30, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alkami Technology, Inc.

Date:	October 30, 2024	By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer